EXHIBIT A

SUBSCRIPTION AGREEMENT AND PURCHASER QUESTIONNAIRE

SUBSCRIPTION AGREEMENT

To subscribe for Units Consisting of one share of Common Stock and one Warrant in the private offering of

BRIGHT MOUNTAIN MEDIA, INC.

1.	Complete and Date, Initial and Sign where applicable, the following pages included in the Subscription Agreement:

-	Signature Page attached to this Subscription Agreement
-	Purchaser Questionnaire

2.	Return all forms to your Spartan Capital Securities, LLC Account Executive or by email: monchik@spartancapital.com or fax: (212) 785-4565 and send a check (if applicable) to:

Spartan Capital Securities, LLC
45 Broadway - 19th Floor
New York, NY 10006
Attn: Kim Monchik

3.	Please make your subscription payment payable to the order of “Signature Bank, as Escrow Agent for Bright Mountain Media, Inc.”

For wiring funds directly to the escrow account, use the following instructions:

Bank Name:	Signature Bank
Address of Bank:	261 Madison Avenue
New York, New York 10016
Acct. Name:	Signature Bank. as Escrow Agent for Bright Mountain Media, Inc.
ABA Number:	XXXXXXXXX
DDA Number:	XXXXXXXXXX

Attn: Ref: Spartan/Bright Mountain Media

ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

SUBSCRIPTION AGREEMENT

FOR

BRIGHT MOUNTAIN MEDIA, INC.

Bright Mountain Media, Inc.

6400 Congress Avenue

Suite 2050

Boca Raton, Florida 33487

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) will purchase the number of Units of Bright Mountain Media, Inc., a Florida corporation (the “Company”), set forth on the signature page to this Subscription Agreement. Each Unit consists of one (1) share of common stock, par value $0.01 per share (“Common Stock”), and one (1) warrant to purchase one (1) share of common stock, par value $0.01 per share (“Warrant”). The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum for Accredited Investors Only dated November 19, 2019, as may be amended and/or supplemented, from time to time (collectively, the “Memorandum”).

The Units are being offered on a “best efforts, all or none” basis with respect to the minimum of $500,000 (the “Minimum Amount”) and thereafter on a “best efforts” basis up to the maximum of $5,000,000 (the “Maximum Amount”), subject to the right of the Company and the Placement Agent to increase the Maximum Amount by up to twenty percent (20%) to cover over-subscriptions. The Units may be sold at one or more closings of the Offering (each a “Closing,” and, collectively, the “Closings”), at any time during the Offering Period (as hereinafter defined); provided, however, that no Closing may be effectuated unless and until irrevocable subscriptions for at least the Minimum Amount have been deposited in the Escrow Account (defined hereafter). The minimum investment amount that may be purchased by an Investor is 100,000 Units at a price of $0.50 per Unit (the “Investor Minimum Investment”); provided, however, the Company, in its sole discretion, may accept an Investor subscription for an amount less than the Investor Minimum Investment. The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Memorandum.

The Units will be offered commencing on the date of the Memorandum (the “Offering Period”) until the earlier of (i) the date upon which subscriptions for the Maximum Amount have been accepted, (ii) March 31, 2020 (subject to the right of the Company and the Placement Agent to extend the offering until June 30, 2020 without further notice to investors), or (iii) the date upon which the Company and the Placement Agent elect to terminate the Offering (the “Termination Date”). In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company), (ii) the Minimum Amount has not been subscribed for prior to the expiration of the Offering Period or (iii) the Offering is otherwise terminated by the Company, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to the bank account titled, “Signature Bank, as Escrow Agent for Bright Mountain Media, Inc.” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Accredited Investor Certification, which are annexed hereto.

3. Deposit of Funds. All payments made as provided in Section 2 hereof by Purchasers subscribing pursuant to the Memorandum will be deposited by the Purchaser as soon as practicable with Signature Bank, as escrow agent (the “Escrow Agent”), or such other escrow agent appointed by the Placement Agent and the Company, in a non-interest bearing escrow account (the “Escrow Account”). In the event that the Company does not effect a Closing under the Subscription Agreement during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company rejects a subscription, either in whole or in part (at the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of the Subscription Agreement.

5. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Units nor the shares of Common Stock included therein are or will be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Rule 506(b) of Regulation D and/or Regulation S promulgated thereunder, based, in part upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement.

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Memorandum and this Subscription Agreement (collectively, the “Transaction Documents”) and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement.

(c) Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Units or their component securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense.

(d) All documents, records, and books pertaining to the investment in the Units including, but not limited to, all information regarding the Company and the Units, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any.

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Units, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any. The Purchaser has read and reviewed the Company’s filings with the Commission which are available on the Commission’s website at www.sec.gov (the “SEC Documents”) to the extent he deemed appropriate prior to subscribing for the Units. The Purchaser acknowledges that the disclosures in the Memorandum are not all-inclusive and omit certain information contained in the SEC Documents.

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum, or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing.

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to the Placement Agent, as described in the Memorandum).

(i) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities of private companies, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto.

(j) The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Units and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors.

(k) The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Units and the Purchaser has no plans to enter into any such agreement or arrangement.

(l) The Purchaser understands and agrees that purchase of the Units and the component securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the Units or the component securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the component securities to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. The Purchaser understands that there is a limited public market for the shares of Common Stock and no public market for the Units or the Warrants, and the Company has no intention of seeking an active trading market for any of these securities.

(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Units for an indefinite period of time.

(n) The Purchaser is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and in the SEC Documents and understands any of such risk may materially adversely affect the Company’s operations and future prospects.

(o) The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Purchaser Questionnaire attached to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(q) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and the documents incorporated by reference in the Memorandum, including, but not limited to, the terms and conditions of the Units and the Transaction Documents and all other related documents, received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any.

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum.

(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser.

(t) The Purchaser acknowledges that any and all estimates or forward-looking statements included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon.

(u) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

(v) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(w) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(x) For Foreign Investors Only. If the Purchaser is a foreign (non-U.S.) investor, the Purchaser represents and warrants:

(i) Neither the Purchaser nor any person or entity for whom the Purchaser is acting as fiduciary is a U.S. Person. A U.S. Person means any one of the following:

(1)	any natural person resident in the United States of America;

(2)	any partnership or corporation organized or incorporated under the laws of the United States;

(3)	any estate of which any executor or administrator is a U.S. Person;

(4)	any trust of which any trustee is a U.S. Person;

(5)	any agency or branch of a foreign entity located in the United States;

(6)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(7)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

(8)	any partnership or corporation if:

a.	organized or incorporated under the laws of any foreign jurisdiction; and

b.	formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii) At the time the agreement to purchase was originated, the Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement. No offer to purchase Units was made in the United States;

(iii) The Purchaser is purchasing the Units for its own account or for the account of beneficiaries for whom the Purchaser has full investment discretion with respect to the Units and from whom the Purchaser has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct investor hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. The Purchaser is not purchasing the Units on behalf of any U.S. Person and the sale has not been prearranged with a purchaser in the United States; and

(iv) All subsequent offers and sales of the Units (including the component securities) will be made (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Units under the Securities Act, or (c) pursuant to an exemption from such registration.

(y) (For ERISA plans only). The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Purchaser’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates.

(z) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(aa) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representations set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(bb) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

1These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(cc) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(dd) The Purchaser: (i) if a natural person, represents on its behalf; or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock corporation or other entity, represents on its behalf and the behalf of its officers, directors and principal stockholders, connected with the Purchaser at the time of this Subscription Agreement, that it is not subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event covered by Rule 506(d)(2) or (d)(3).

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and Placement Agent and shall survive such delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to paragraph 2, the undersigned shall immediately give written notice to the Company and the Placement Agent specifying which representations and warranties are not true and accurate and the reason therefor. In addition, the Purchaser agrees to notify the Company and the Placement Agent immediately in writing if the Purchaser ceases to be an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act. Until the Purchaser provides a notice described in the preceding two sentences, the Company and the Placement Agent may rely on the representations, warranties, covenants and agreements contained herein in connection with any matter related to the Company and/or the Placement Agent. Without limiting the generality of the preceding sentence, the Company and the Placement Agent may assume that all such representations and warranties are correct in all respects as of the date hereof and may rely on such representations and warranties in determining whether (i) the Purchaser is suitable as a purchaser of Units, (ii) Units may be sold to the Purchaser or any other Purchaser without first registering the Units under the Securities Act or any other applicable securities laws, (iii) the conditions to the acceptance of subscriptions for Units have been satisfied, and (iv) the Purchaser meets the eligibility standards set by the Company.

6. Representations and Warranties of the Company. Except as set forth in the Memorandum, which Memorandum shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Memorandum, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the SEC Documents. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary, and all of the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no legal proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Subscription Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors in connection herewith or therewith other than in connection with the Required Approvals (as hereinafter defined). This Subscription Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Subscription Agreement and the other Transaction Documents, the issuance and sale of the Units and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents that has not been obtained, other than: (i) the filing of a Form D with the Commission, and (ii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Units. The Units and the component shares of Common Stock are each duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

(g) Capitalization. The capitalization of the Company is as set forth in the Memorandum. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Units.

(h) Litigation. Except as set forth in the SEC Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as described in the Memorandum, neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or any state securities administrator involving the Company or any current or former director or officer of the Company.

(i) Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor, has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(j) Certain Fees. No brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents except as set forth in the Memorandum. To the knowledge of the Company, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 6(j) that may be due in connection with the transactions contemplated by the Transaction Documents.

(k) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. When used herein, “Affiliate” means a specified person is a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the specified person. The Company intends to conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(l) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(m) Foreign Corrupt Practices. The Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act.

(n) Accountants. The Company’s accounting firm is EisnerAmper LLP. To the knowledge and belief of the Company, such accounting firm is registered with the Public Company Accounting Oversight Board, and has expressed its opinion with respect to the financial statements of the Company for the fiscal year ended December 31, 2018 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the SEC.

7. Registration Rights.

7.1 Demand Registration. If the Company shall receive from holders of more than twenty-five percent (25%) of the shares included in the Units sold in the Offering (the “Requesting Holders”) a written request(s) that the Company effect registration under the Securities Act with respect to the shares of Common Stock included in the Units and issuable upon exercise of the Warrants included in the Units (the “Registrable Securities”), the Company will as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under a reasonable number of jurisdictions’ applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act).

7.2 Underwriting. If the Requesting Holders intend to distribute the Registrable Securities covered by the demand request by means of an underwriting, they shall so advise the Company as a part of the request made pursuant to Section 7.1. The Requesting Holders shall select the underwriter with the approval of the Company, which shall not be unreasonably withheld. In the case of an underwritten offering to which this Section 7.2 shall apply, no securities other than the Registrable Securities and securities held by the Placement Agent shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Company in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Requesting Holders shall have consented in writing to the inclusion of such other securities. The Company shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Requesting Holders.

7.3 Piggyback Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale, whether for its own account or for the account of other security holders or both (except with respect to (x) registration statements on Form S-8 or Form S-4 or their then equivalent forms, or another form not available for registering the Registrable Securities (as hereinafter defined) for sale to the public, (y) a registration relating solely to employee benefit plans, or (z) a registration relating solely to a Rule 145 transaction), it will each such time: (i) promptly give to holders of the Warrants included in the Units acquired in the Offering (each a “Holder”) written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the shares of Common Stock issuable upon the exercise of such Warrants (the “Registrable Securities”) specified in a written request made by a Holder within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except that the number of Registrable Securities included in such registration on behalf of a Holder, if any, shall be subject to the provisions set forth in Section 7.5 below. Such written request may specify all or a part of the Holder’s Registrable Securities.

7.4 Underwritten Offerings. If the registration of which the Company gives notice is for an underwritten offering of Common Stock, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 7.3. In such event, the right of a Holder to registration pursuant to Section 7.3 above shall be conditioned upon the Holder’s participation in such underwriting. A Holder shall, if it proposes to distribute Registrable Securities through such underwriting (together with the Company and other parties distributing securities through such underwriting), enter into an underwriting agreement in customary form with the managing underwriter(s) selected by the Company.

7.5 Priority in Piggyback Registrations. If (i) a registration pursuant to Section 7.3 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, and (ii) the managing underwriters of such underwritten offering shall advise the Company in writing that, in its opinion, the number or amount of securities (including Registrable Securities) proposed to be sold in (or during the time of) such offering would adversely affect the success of such offering, then the Company shall include in such registration only such number or amount of securities (including Registrable Securities) recommended by such managing underwriter, selected in the following order or priority: (i) first, all of the securities that the Company proposes to sell for its own account, if any, and (ii) second, the Registrable Securities requested to be included in such registration by the Holders pro rata based upon the number of Registrable Securities for which registration has been requested; provided, however, that (x) if any equity securities are proposed to be included in such offering for the account of any person or persons other than the Company or a Holder pursuant to rights to demand registration, the amount of Registrable Securities to be included therein shall be pro rata with all other equity securities that have requested to be included by the holder of such demand registration rights and (y) if any equity securities are proposed to be included in such offering for the account of any person or persons other than the Company or a Holder pursuant to rights of piggyback registration similar to those provided in Section 7.3, all Registrable Securities to be included therein shall be included prior to the inclusion of any other registrable equity securities that have requested to be included.

7.6 Registration Procedures. In furtherance of its obligations under this Section 7 the Company shall, as expeditiously as reasonably possible:

(a) Use its commercially reasonable efforts to (i) cause the Registration Statement to become effective, and (ii) cause the Registration Statement to remain effective until the earliest to occur of (A) such date as each participating Holder (the “Selling Shareholders”) has completed the distribution described in the Registration Statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by the Selling Shareholders. The Company will also use its commercially reasonable efforts to, during the period that the Registration Statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the Registration Statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the Registration Statement.

(b) Prepare and file with the Commission such amendments and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

(c) Furnish to each Selling Shareholder, once the Registration Statement has been declared effective, such numbers of copies of a prospectus and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Selling Shareholder.

(d) Use commercially reasonable efforts to register and qualify the securities covered by the Registration Statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Shareholders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Selling Shareholders shall also enter into and perform their obligations under such an agreement.

(f) Cause all shares registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

(g) Cooperate with the Selling Shareholders and managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends.

7.7 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 7 with respect to the Registrable Securities held by a Selling Shareholder that the Selling Shareholder shall furnish to the Company such information regarding such Selling Shareholder, the Registrable Securities held by such Selling Shareholder, and the intended method of disposition of such securities as shall be reasonably required by the Company to affect the registration of the Registrable Securities.

7.7 Registration Expenses. The Company shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of the Registrable Securities with respect to registration pursuant to this Section 7 for the Selling Shareholders, but excluding legal or other expenses of the Selling Shareholders.

7.7 Indemnification. In the event that any Registrable Securities are included in a Registration Statement under this Section 7:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Selling Shareholders and each person, if any, who controls, within the meaning of the Securities Act, a Selling Shareholder against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act, and the Company will pay to the Selling Shareholders, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Selling Shareholder or any underwriter or controlling person.

(b) Each Selling Shareholder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Selling Shareholder selling securities in the Registration Statement and any controlling person of any such underwriter or other Selling Shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Shareholder expressly for use in connection with such registration; and each such Selling Shareholder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 7.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Shareholder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 7.7(b) exceed the dollar amount of the proceeds received by such Selling Shareholder upon the sale of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation.

(c) Promptly after receipt by an indemnified party under this Section 7.7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.7.

(d) If the indemnification provided for in this Section 7.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

7.8 Permitted Transferees. The rights to cause the Company to register the Registrable Securities granted to the Purchaser by the Company under this Section 7 may be assigned in full or in part by the Purchaser in connection with a transfer of the Registrable Securities; provided, however; that as a condition precedent to any transfer such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of Section 7 of this Subscription Agreement.

8. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgement, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

10. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested (or by email and or facsimile, assuming the recipient has provided the sender with such information), or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Memorandum or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof.

12. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Units or component securities will be made only in accordance with all applicable laws.

13. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of Florida as applied to agreements among Florida residents entered into and to be performed entirely within Florida. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in United States District Court for the Southern District of Florida, West Palm Beach, Florida (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the United States District Court for the Southern District of Florida, West Palm Beach, Florida, in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the United States District Court for the Southern District of Florida, West Palm Beach, Florida, and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

14. Blue Sky Qualification. The purchase of Units pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws.

15. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The company has caused these materials to be delivered to the purchaser in reliance upon such agreement AND UPON RULE 100(b)(2)(II) OF REGULATION FD AS PROMULGATED BY THE COMMISSION. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16. Miscellaneous.

(a) This Subscription Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Units.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

17. Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein below, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by the each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

BRIGHT MOUNTAIN MEDIA, INC.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of ____________Units (the “Units”), at a purchase price of $0.40 per Unit (NOTE: to be completed by the Purchaser).

Amount of Subscription: Number of Units x $0.50 per Unit $__________

Payment Method (Check One) _____ Check Enclosed or _____ Wire Transfer

Date (NOTE: To be completed by the Purchaser): __________________, 2019

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP (JTWROS), as TENANTS IN COMMON (TIC), or as TENANTS BY THE ENTIRETY (TBTE):

____________________________ ______________________________

Print Name(s) Social Security Number(s)

___________________________ ______________________________

Signature(s) of Purchaser(s) Signature

____________________________ ______________________________

Date
Address

How Securities will be held (check one) _____ individually _____ JTWROS _____ TIC _____ TBTE If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

                _____________________ ______________________________

Name of Partnership,                                                                  Federal Taxpayer

Corporation, Limited                                                                   Identification Number Liability Company or Trust

By:
Name:	State of Organization
Title:

____________________________ ______________________________

Date Address

AGREED AND ACCEPTED:

BRIGHT MOUNTAIN MEDIA, INC.

By:
Name:	W. Kip Speyer Date:
Title:	Chief Executive Officer

PURCHASER QUESTIONNAIRE

Purpose of this Purchaser Questionnaire:

Units of Bright Mountain Media, Inc., a Florida corporation (the “Company”), are being offered without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the private offering exemption contained in the Securities Act and Rule 506(b) of Regulation D thereunder and/or Regulation S thereunder, and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions, including, but not limited to, whether the proposed purchaser qualifies as an “accredited investor,” as defined in Rule 501 under the Securities Act. Your answers will at all times be kept strictly confidential. However, by signing this Purchaser Questionnaire, you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under applicable law to establish the availability of any exemption from registration of the private placement, or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell its securities, but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SECURITIES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A Confidential Private PURCHASER QUESTIONNAIRE.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I. General Information:

Name: ______________________________________________________________________

Date of Birth: ________________________________________________________________

Residence Address: ___________________________________________________________

____________________________________________________________

Business Address: ______________________________________________________________

______________________________________________________________

Home Telephone No.: ___________________________________________________________

Business Telephone No: __________________________________________________________

E-mail Address: _________________________________________________________________

Preferred Mailing Address: ________ Business or _________ Home (check one)

Social Security Number: ___________________________________________________________

Marital Status: ____________________________________________________________________

II. Financial Condition:

1. Was your individual annual income in excess of $200,000 in each of the two most recent years and do you have a reasonable expectation of reaching the same income level during the current year?

Yes _______ No _______

2. Was your joint (with spouse) annual income in excess of $300,000 in each of the two most recent years and do you have a reasonable expectation of reaching the same income level during the current year?

Yes _______ No _______

3. Does your individual net worth, or joint net worth with your spouse, at the time of purchase, excluding the value of your primary residence, exceed $1,000,000? (note: “net worth” means the excess of total assets over total liabilities and for purposes of determining “net worth” (i) your primary residence shall not be included as an asset, (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of the residence, shall not be included as a liability, except that if the amount of such indebtedness outstanding at the time of the investment exceeds the amount outstanding 60 days before such investment, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability and (iii) indebtedness secured by your primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

Yes _______ No _______

4. The undersigned is a director or executive officer of the Company.

Yes _______ No _______

5. The undersigned is a bank or a savings and loan association, whether acting in its individual or fiduciary capacity; broker dealer; insurance company; investment company registered under the Investment Company Act of 1940 or a business development company as defined in said Act; small business investment company (“SBIC”) licensed by the U.S. Small Business Administration; plan established or maintained by a state, its political subdivision or any agency or instrumentality thereof maintained for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title 1 of ERISA, if the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited subscribers. (Describe entity below)

________________________________________________________

________________________________________________________

6. The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940. (Describe entity below)

______________________________________________________

______________________________________________________

7. The undersigned is a corporation, partnership, Massachusetts business trust or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Company’s securities and with total assets in excess of $5,000,000. (Describe entity below)

______________________________________________________

______________________________________________________

8. The undersigned is a trust with total assets in excess of $5,000,000 and not formed for the specific purpose of acquiring the Company’s securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Yes _______ No _______

9. The undersigned is an entity (other than a trust) of which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category 9 alone, each equity owner must complete a separate copy of this Agreement. (Describe entity below)

______________________________________________________

______________________________________________________

10. The undersigned is not within any of the categories above and is therefore not an accredited investor.

Yes _______ No _______

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the date of termination of the offering in the event that the representations and warranties made by the undersigned in this Purchaser Questionnaire shall cease to be true, accurate and/or complete.

III. Suitability (Please answer each question below):

(a) For an individual subscriber, please describe your current employment, including the company by which you are employed and its principal business:

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

(b) For an individual subscriber, please describe any college or graduate degrees held by you:

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

(c) For all subscribers, please list types of prior investments:

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

(d) For all subscribers, please state whether you have participated in any other private placements before:

YES_______ NO_______

(e) If your answer to question (d) above is “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private

Frequently	____________________	__________________	__________________

Occasionally	____________________	__________________	__________________

Never	_____________________	__________________	__________________

(f) For individual subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                      NO_______

(g) For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES_______                        NO_______

(h) For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                       NO_______

(i) For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you are seeking to subscribe?

YES_______                           NO_______

(j) For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                           NO_______

IV. FINRA AFFILIATION:

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________                             No __________

If yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

If subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

_________________________________

Name of FINRA Member Firm

By:	____________________________________________	Date: __________________________________________
Authorized Officer

By signing this Purchaser Questionnaire, I hereby confirm the following statements:

(i) I am aware that the offering of securities of the Company will involve securities that are not transferable and for which either a limited or no market exists, thereby requiring my investment to be maintained for an indefinite period of time;

(ii) I acknowledge that any delivery to me of any offering materials relating to the securities of the Company prior to the determination by the Company of my suitability as an investor shall not constitute an offer of such securities until such determination of suitability shall be made, and I agree that I shall promptly return the offering materials to the Company upon request; and

(iii) My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for securities of the Company, true and complete to the best of my information and belief and were true on any date that I previously subscribed for securities of the Company, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date:________________

__________________________________________

(Printed Name)

Place: ____________________________________

__________________________________________

(Signature)

__________________________________________

(Printed Name of Joint Subscriber)

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